===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report:  October 9, 1998
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (exact name of registrant as specified in its charter)

        DELAWARE                  COMMISSION FILE:           22-3132583
(State or other jurisdiction          0-19548             (I.R.S. Employer
   of incorporation or                                   Identification No.)
      organization)


                         11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                        LOS ANGELES, CALIFORNIA  90025
         (Address of Principal executive offices, including zip code)


                                (310) 479-2080
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On October 9, 1998, Koo Koo Roo, Inc. (the "Registrant") disseminated a press release, a copy of which is filed herewith as Exhibit 5-1 and incorporated herein by this reference.


                                 *  *  *  *  *

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
  NO.                        DESCRIPTION
-------                      -----------

5-1                Press Release dated October 9, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KOO KOO ROO, INC.


Date:  October 9, 1998         By /s/ Ronald D. Garber
                                 -----------------------
                                 Name:  Ronald D. Garber
                                 Title: Secretary

                                 EXHIBIT INDEX

                                                         Sequentially
Exhibit                                                    Numbered
  No.                 Description                            Page
-------               -----------                        ------------
  5-1                 Press Release dated
                      October 9, 1998

                                     II-1